PHOENIX INVESTMENT PARTNERS
                             ANNUAL REPORT

                                                 APRIL 30, 2001



            ENGEMANN                             Phoenix-Engemann
                                                 Small Cap Fund



            SENECA                               Phoenix-Seneca
                                                 Growth Fund



                                                 Phoenix-Seneca
                                                 Strategic Theme Fund



[LOGO]PHOENIX
      INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Strategic Equity Series for the 12 months ended April 30, 2001.

  When we prepared our report last year, the equity markets were still in positive territory for the preceding 12 months, but Internet stocks had begun the devastating dive that was to spread to all the major indices. One by one, the well-known companies like Hewlett-Packard and WorldCom crumbled. By early 2001, only the non-technology, non-telecommunications, presumably defensive sectors, were intact.

  As the stock slide accelerated, investor psychology soured. TIME magazine recently featured a bear on its cover. A year ago, it named Jeff Bezos, Amazon's CEO "man of the year." None of us can know how or why investor psychology will shift. Serious investors should focus on that which can be known -- the economic fundamentals that drive markets over the long term. This is the disciplined approach that our investment managers follow.

      On the following pages, your Funds' portfolio managers discuss their investment strategy over the last 12 months and outline their outlook for the near term. We hope you find their comments useful and informative. If you have any questions, please call your financial advisor or Mutual Fund Services at 1-800-243-1574.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

APRIL 30, 2001

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Growth Fund................................................    12
Phoenix-Seneca Strategic Theme Fund.......................................    21
Notes to Financial Statements.............................................    30

PHOENIX-ENGEMANN SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: I RECEIVED A PROXY STATEMENT RECENTLY CONCERNING THE BOARD OF TRUSTEES' RECOMMENDATION TO COMBINE THE PHOENIX-ENGEMANN SMALL CAP FUND WITH THE PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND. WHEN WILL THAT OCCUR?

A: Shareholders have been asked to vote to approve the reorganization no later than June 7, 2001. At the time of this writing, the merger is scheduled for June 15, 2001. The Board of Trustees of the Fund believe this reorganization will be a means of combining two funds with substantially identical investment objectives and principal investment strategies and would permit shareholders of the Phoenix-Engemann Small Cap Fund to pursue their investment goals in a larger fund with the potential for future economies of scale.

Q: HOW DID THE PHOENIX-ENGEMANN SMALL CAP FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended April 30, 2001, Class A shares returned (31.20)% and Class B share returned (31.69)% versus (24.85)% for the Russell 2000 Growth Index and (2.86)% for the Russell 2000 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: The past 12 months were definitely not a repeat of the year ended last April 2000 when the Fund posted gains of over 80%. During the first three months of the new fiscal year, nearly all stocks lost ground, and small-cap stocks were no exception. Technology stocks dominated the news and demonstrated characteristic volatility by being well-represented in both the positive and negative performance columns. Certain health-care issues made an excellent showing, while retail stocks generally lagged.

    In the next few months, small stocks managed to show some zest. The Russell 2000 Index showed a modest gain in the third quarter and moved into positive territory year to date. Many of the stocks in our portfolio fared even better. Although technology stocks in general were hard hit during this period, a few issues in that category produced strong results for the Fund. A number of our holdings in the consumer discretionary, financial services and health-care sectors also had good returns.

    As 2000 came to a close, the major stock indices recorded their largest annual losses in recent memory, and small-cap stocks ended the year in negative territory as well. Although nearly all stocks suffered, the technology sector, with its high valuations, was victimized the most. Even though we held little in the way of "dot.com" enterprises, preferring instead to concentrate on what we believed to be quality technology companies, it didn't provide the protection we would have hoped for. Our overweighting in technology had the greatest negative impact on performance, although several individual holdings in that category did well. Our diversity of holdings also proved beneficial. A number of health-care issues turned

(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE, WHILE THE RUSSELL 2000 INDEX MEASURES BROAD SMALL-CAP STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

in good results, along with specific stocks in the financial services and consumer discretionary sectors.

    Then, Wall Street added insult to injury by tacking on another quarter of painful losses. Although the Russell 2000 Growth Index held up somewhat better, it posted a negative return for the quarter as did the Fund. Investor woes that stymied the market in the latter part of 2000 continued to take their toll. Concerns over a weakening economy slowed profit growth, creating downward pressure on stocks across the board, even those we believed to be our highest quality holdings. Technology issues were hit particularly hard, and our large weighting in that area contributed to the Fund's negative performance.

Q: GIVEN THE CURRENT MARKET ENVIRONMENT, HAVE YOU POSITIONED YOUR OTHER SMALL-CAP FUND, THE PHOENIX-ENGEMANN SMALL & MID-CAP FUND, ANY DIFFERENTLY?

A: At Engemann we are constantly scrutinizing all of our holdings to make certain that we own the stocks we believe will make the fastest, biggest advances if the market turns. Because we feel that quality tech stocks will lead an upward surge, technology will continue to be an important part of our overall strategy. Our investment objective has never changed. We've always attempted to position ourselves where we believe the fastest earnings growth will be.

                                                                    MAY 10, 2001

Phoenix-Engemann Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/01

                                                  INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  TO 4/30/01     DATE
                                -------  -------  ----------  -----------
Class A Shares at NAV(2)        (31.20)%   9.28%      18.90%    10/16/95
Class A Shares at POP(3)        (35.16)    7.99       17.64     10/16/95
Class B Shares at NAV(2)        (31.69)    8.48       18.02     10/16/95
Class B Shares with CDSC(4)     (33.59)    8.48       18.02     10/16/95
Russell 2000 Growth Index(6)    (24.85)    3.37        6.49     10/16/95
Russell 2000 Index(7)            (2.86)    8.26       10.37     10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The Russell 2000 Index is a measure of small-capitalization performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PHOENIX-ENGEMANN           PHOENIX-ENGEMANN       RUSSELL 2000   RUSSELL 2000
       SMALL CAP FUND CLASS A(5)  SMALL CAP FUND CLASS B(5)    INDEX(7)    GROWTH INDEX(6)
10/95                   9,425.00                  10,000.00     10,000.00        10,000.00
96                     15,784.93                  16,680.00     11,616.78        12,004.01
97                     13,349.34                  14,006.97     11,622.64        10,378.16
98                     20,334.83                  21,173.57     16,550.84        14,913.46
99                     19,183.69                  19,821.02     15,019.32        14,350.69
00                     35,759.18                  36,680.57     17,785.96        18,854.41
01                     24,601.14                  25,055.03     17,277.52        14,168.42

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/01
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology           41    %
Financials           18
Health-Care          15
Consumer Cyclicals    9
Consumer Staples      7
Energy                6
Utilities             2
Other                 2

Phoenix-Engemann Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Metris Cos., Inc.                                              4.6%
        MARKETS CONSUMER CREDIT PRODUCTS
    2.  BEA Systems, Inc.                                              4.4%
        DESIGNS COMPUTER SOFTWARE
    3.  Gabelli Asset Management, Inc. Class A                         4.2%
        MONEY MANAGEMENT FIRM
    4.  NYFIX, Inc.                                                    3.8%
        DEVELOPS AND MARKETS ADVANCED TRADING SYSTEMS
    5.  Stilwell Financial, Inc.                                       3.4%
        PROVIDES INVESTMENT MANAGEMENT SERVICES
    6.  Rudolph Technologies, Inc.                                     3.2%
        DESIGNS HIGH-PERFORMANCE SYSTEMS USED IN SEMICONDUCTOR
        MANUFACTURING
    7.  Micrel, Inc.                                                   2.9%
        DEVELOPS MIXED-SIGNAL SEMICONDUCTOR DEVICES
    8.  Federal Agricultural Mortgage Corp. Class C                    2.8%
        PROVIDES MORTGAGE FUNDS
    9.  Applied Micro Circuits Corp.                                   2.7%
        MANUFACTURER OF INTEGRATED CIRCUITS
   10.  Peregrine Systems, Inc.                                        2.7%
        COMPUTER SOFTWARE DEVELOPER

                         INVESTMENTS AT APRIL 30, 2001

                                            SHARES       VALUE
                                          ----------  ------------
COMMON STOCKS--91.9%
AIR FREIGHT--1.2%
Expeditors International of
Washington, Inc.....................         50,000   $  2,501,500
BIOTECHNOLOGY--6.9%
Aviron(b)...........................         82,100      4,040,141
COR Therapeutics, Inc.(b)...........        102,000      3,162,000
IDEC Pharmaceuticals Corp.(b).......        108,600      5,343,120
NPS Pharmaceuticals, Inc.(b)........         29,400        887,880
Pharmacyclics, Inc.(b)..............         30,000        900,000
                                                      ------------
                                                        14,333,141
                                                      ------------
COMMUNICATIONS EQUIPMENT--0.7%
McData Corp. Class B(b).............         35,250        983,827
Metawave Communications Corp.(b)....         65,500        242,350
Vina Technologies, Inc.(b)..........        105,750        205,155
                                                      ------------
                                                         1,431,332
                                                      ------------
COMPUTERS (PERIPHERALS)--3.8%
NYFIX, Inc.(b)......................        325,800      8,011,422
COMPUTERS (SOFTWARE & SERVICES)--14.2%
Agile Software Corp.(b).............         64,400      1,228,108
Aspsecure.com Corp.(b)(c)...........        180,000        585,000
BEA Systems, Inc.(b)................        225,000      9,191,250
C-bridge Internet Solutions,
Inc.(b).............................         59,000        133,340
Commerce One, Inc.(b)...............         90,000        829,800
Extensity, Inc.(b)..................        100,500        798,975
Interwoven, Inc.(b).................        151,000      2,210,640
LivePerson, Inc.(b).................        202,820         93,297
Manugistics Group, Inc.(b)..........         47,000      1,594,240
NetIQ Corp.(b)......................         63,000      1,849,680
OPNET Technologies, Inc.(b).........         34,375        594,687

                                            SHARES       VALUE
                                          ----------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Peregrine Systems, Inc.(b)..........        220,000   $  5,671,600
Predictive Systems, Inc.(b).........         90,000        203,400
Retek, Inc.(b)......................         20,000        577,800
SeeBeyond Technology Corp.(b).......        150,000      2,227,500
SilverStream Software, Inc.(b)......         31,000        299,150
StorageNetworks, Inc.(b)............         24,000        248,400
Ulticom, Inc.(b)....................         62,825      1,275,348
                                                      ------------
                                                        29,612,215
                                                      ------------
CONSUMER FINANCE--4.6%
Metris Cos., Inc....................        320,000      9,600,000
ELECTRIC COMPANIES--2.1%
NewPower Holdings, Inc.(b)..........        502,010      4,317,286
ELECTRICAL EQUIPMENT--0.2%
PECO II, Inc.(b)....................         46,745        466,983
ELECTRONICS (INSTRUMENTATION)--4.4%
Aurora Biosciences Corp.(b).........         19,000        440,800
Bruker Daltonics, Inc.(b)...........         52,875        822,206
Caliper Technologies Corp.(b).......         39,000        897,000
Ciphergen Biosystems, Inc.(b).......         37,430        288,211
Rudolph Technologies, Inc.(b).......        140,000      6,732,600
                                                      ------------
                                                         9,180,817
                                                      ------------
ELECTRONICS (SEMICONDUCTORS)--9.6%
Applied Micro Circuits Corp.(b).....        220,000      5,724,400
Elantec Semiconductor, Inc.(b)......         22,240        738,813
Micrel, Inc.(b).....................        180,000      6,112,800
MIPS Technologies, Inc. Class
A(b)................................         90,000      1,750,500
Quicklogic Corp.(b).................        187,000      1,122,000
Silicon Storage Technology,
Inc.(b).............................        100,000        994,000

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                            SHARES       VALUE
                                          ----------  ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Stanford Microdevices, Inc.(b)......         18,750   $    243,750
TriQuint Semiconductor, Inc.(b).....        120,000      3,483,600
                                                      ------------
                                                        20,169,863
                                                      ------------
ENGINEERING & CONSTRUCTION--0.8%
SBA Communications Corp.(b).........         48,000      1,636,320
EQUIPMENT (SEMICONDUCTORS)--2.3%
Cymer, Inc.(b)......................        146,000      4,796,100
FINANCIAL (DIVERSIFIED)--3.6%
Federal Agricultural Mortgage Corp.
Class C(b)..........................        211,000      5,758,190
Pinnacle Holdings, Inc. (b).........        200,000      1,770,000
                                                      ------------
                                                         7,528,190
                                                      ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.4%
Championship Auto Racing Teams,
Inc.(b).............................         49,000        806,050
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.0%
ImmunoGen, Inc.(b)..................         30,800        615,076
Inhale Therapeutic Systems,
Inc.(b).............................         80,000      2,664,000
Medicines Co. (The)(b)..............         47,000        509,950
PRAECIS Pharmaceuticals, Inc.(b)....         38,400        842,496
Tanox, Inc.(b)......................         64,875      1,641,338
                                                      ------------
                                                         6,272,860
                                                      ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.6%
AeroGen, Inc.(b)....................         42,000        154,560
Affymetrix, Inc.(b).................         63,000      2,082,150
Align Technology, Inc.(b)...........         64,800        567,000
MiniMed, Inc. (b)...................         60,000      2,396,400
STAAR Surgical Co.(b)...............         77,840        323,036
                                                      ------------
                                                         5,523,146
                                                      ------------
HEALTH CARE (SPECIALIZED SERVICES)--2.5%
Arena Pharmaceuticals, Inc.(b)......         47,000        937,180
CuraGen Corp.(b)....................         30,750      1,011,675
Omnicare, Inc.......................        145,000      3,219,000
                                                      ------------
                                                         5,167,855
                                                      ------------
INVESTMENT MANAGEMENT--8.5%
Gabelli Asset Management, Inc. Class
A(b)................................        219,500      8,668,055
Stewart (W.P) & Co. Ltd.............         82,185      1,939,566
Stilwell Financial, Inc.............        240,000      7,072,800
                                                      ------------
                                                        17,680,421
                                                      ------------
LEISURE TIME (PRODUCTS)--0.5%
Meade Instruments Corp.(b)..........        170,000      1,018,300
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
Grey Wolf, Inc.(b)..................        200,000      1,280,000

                                            SHARES       VALUE
                                          ----------  ------------
OIL & GAS (EXPLORATION & PRODUCTION)--4.9%
ATP Oil & Gas Corp.(b)..............         78,750   $  1,004,063
Barrett Resources Corp.(b)..........         14,000        900,900
Chesapeake Energy Corp.(b)..........        100,000        830,000
Evergreen Resources, Inc.(b)........         33,000      1,404,150
Forest Oil Corp.(b).................         31,000      1,009,050
Houston Exploration Co. (The)(b)....         65,000      2,112,500
Louis Dreyfus Natural Gas
Corp.(b)............................         77,000      2,933,700
                                                      ------------
                                                        10,194,363
                                                      ------------
RESTAURANTS--2.3%
AFC Enterprises, Inc.(b)............         42,000        997,500
California Pizza Kitchen, Inc.(b)...         23,500        505,250
Cheesecake Factory, Inc. (The)(b)...         86,000      3,273,160
                                                      ------------
                                                         4,775,910
                                                      ------------
RETAIL (BUILDING SUPPLIES)--0.4%
Fastenal Co.........................         13,000        843,050
RETAIL (FOOD CHAINS)--3.8%
Smart & Final, Inc.(b)..............        303,832      3,326,960
Whole Foods Market, Inc.(b).........         95,000      4,617,000
                                                      ------------
                                                         7,943,960
                                                      ------------
RETAIL (SPECIALTY)--2.2%
Cost Plus, Inc.(b)..................        195,000      4,641,000
RETAIL (SPECIALTY-APPAREL)--2.2%
AnnTaylor Stores Corp.(b)...........         44,000      1,199,000
Children's Place Retail Stores, Inc.
(The)(b)............................        148,000      3,380,320
                                                      ------------
                                                         4,579,320
                                                      ------------
SERVICES (COMMERCIAL & CONSUMER)--3.2%
Corporate Executive Board Co.
(The)(b)............................        142,000      4,720,080
Edison Schools, Inc.(b).............         67,750      1,306,220
Energy Exploration Technologies,
Inc.(b).............................        127,000        381,000
Universal Access, Inc.(b)...........         66,300        308,958
                                                      ------------
                                                         6,716,258
                                                      ------------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.4%
Tetra Tech, Inc.(b).................         34,000        830,280
------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $166,587,559)                         191,857,942
------------------------------------------------------------------
FOREIGN COMMON STOCKS--5.8%
COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd.
(Canada)(b).........................         60,000      2,035,200
COMPUTERS (SOFTWARE & SERVICES)--2.3%
IONA Technologies PLC ADR
(Ireland)(b)........................         16,000        688,000
Precise Software Solutions Ltd.
(Israel)(b).........................        131,775      3,103,301

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                                            SHARES       VALUE
                                          ----------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Verisity Ltd. (Israel)(b)...........         73,500   $  1,102,500
                                                      ------------
                                                         4,893,801
                                                      ------------
ELECTRONICS (INSTRUMENTATION)--0.6%
Exfo Electro-Optical Engineering,
Inc. (Canada)(b)....................         35,100      1,182,168
ELECTRONICS (SEMICONDUCTORS)--0.6%
C-MAC Industries, Inc.
(Canada)(b).........................         37,000      1,195,100
INSURANCE (LIFE/HEALTH)--0.8%
London Pacific Group Ltd. ADR
(United Kingdom)....................        322,800      1,794,768
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Precision Drilling Corp.
(Canada)(b).........................         25,000      1,057,250
------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $13,214,631)                           12,158,287
------------------------------------------------------------------
PREFERRED STOCKS--0.7%
COMMUNICATIONS EQUIPMENT--0.4%
Metro Optix, Inc. Series B
Pfd.(b)(c)..........................         84,848        839,995
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
Micro Photonix Series C
Pfd.(b)(c)..........................        114,009        504,000
------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,559,995)                             1,343,995
------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)      VALUE
                                ------------  ------  -----------
CONVERTIBLE BONDS--0.5%
COMMUNICATIONS EQUIPMENT--0.5%
Cyras Systems, Inc. Cv. 144A
4.50%, 8/15/05 (d)............       NR       $ 587   $   658,908

Kestrel Solutions, Inc. Cv.
144A 5.50%, 7/15/05(d)........       NR         480       317,102
-----------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,067,000)                              976,010
-----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.9%
(IDENTIFIED COST $182,429,185)                        206,336,234
-----------------------------------------------------------------
SHORT-TERM OBLIGATIONS--1.0%
COMMERCIAL PAPER--1.0%
Koch Industries, Inc. 4.68%,
5/1/01........................      A-1+      2,150     2,150,000
-----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,150,000)                            2,150,000
-----------------------------------------------------------------

TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $184,579,185)                        208,486,234(a)
Other assets and liabilities, net--0.1%                   244,081
                                                     ------------
NET ASSETS--100.0%                                   $208,730,315
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $68,828,577 and gross depreciation of $45,892,138 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $185,549,795.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to a value of $976,010 or 0.5% of net assets.

8                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $184,579,185)                              $  208,486,234
Cash                                                                   3,008
Receivables
  Fund shares sold                                                   998,616
  Interest                                                            13,203
  Receivable from Adviser                                                618
Prepaid expenses                                                         452
                                                              --------------
    Total assets                                                 209,502,131
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            356,329
  Investment advisory fee                                            113,003
  Transfer agent fee                                                 102,907
  Distribution fee                                                    83,763
  Financial agent fee                                                 16,119
  Trustees' fee                                                       15,357
Accrued expenses                                                      84,338
                                                              --------------
    Total liabilities                                                771,816
                                                              --------------
NET ASSETS                                                    $  208,730,315
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  197,023,547
Accumulated net realized loss                                    (12,200,281)
Net unrealized appreciation                                       23,907,049
                                                              --------------
NET ASSETS                                                    $  208,730,315
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $124,322,645)                                        8,701,074
Net asset value per share                                             $14.29
Offering price per share $14.29/(1-5.75%)                             $15.16
CLASS B
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $84,407,670)                                         6,296,299
Net asset value and offering price per share                          $13.41

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Interest                                                      $      434,100
Dividends                                                            121,087
                                                              --------------
    Total investment income                                          555,187
                                                              --------------
EXPENSES
Investment advisory fee                                            2,176,830
Distribution fee, Class A                                            420,776
Distribution fee, Class B                                          1,219,335
Financial agent                                                      240,763
Transfer agent                                                       593,366
Printing                                                              92,014
Registration                                                          82,976
Custodian                                                             36,283
Professional                                                          32,862
Trustees                                                              24,349
Miscellaneous                                                         20,080
                                                              --------------
    Total expenses                                                 4,939,634
    Custodian fees paid indirectly                                    (4,589)
                                                              --------------
    Net expenses                                                   4,935,045
                                                              --------------
NET INVESTMENT LOSS                                               (4,379,858)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (11,054,233)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (86,285,784)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (97,340,017)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (101,719,875)
                                                              ==============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             4/30/01       4/30/00
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,379,858) $ (4,279,400)
  Net realized gain (loss)                  (11,054,233)   98,506,030
  Net change in unrealized appreciation
    (depreciation)                          (86,285,784)   75,397,017
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (101,719,875)  169,623,647
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (33,116,440)           --
  Net realized gains, Class B               (24,746,421)           --
  In excess of net realized gains, Class
    A                                        (6,980,999)           --
  In excess of net realized gains, Class
    B                                        (5,216,586)           --
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (70,060,446)           --
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,363,054 and 25,110,060 shares,
    respectively)                            79,708,072   524,113,700
  Net asset value of shares issued from
    reinvestment of distributions
    (2,484,111 and 0 shares,
    respectively)                            37,813,072            --
  Cost of shares repurchased (3,470,306
    and 26,495,134 shares, respectively)    (79,695,983) (561,376,449)
                                          -------------  ------------
Total                                        37,825,161   (37,262,749)
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares (515,661
    and 1,120,897 shares, respectively)      11,718,859    25,694,560
  Net asset value of shares issued from
    reinvestment of distributions
    (1,893,683 and 0 shares,
    respectively)                            27,119,016            --
  Cost of shares repurchased (1,063,286
    and 2,025,437 shares, respectively)     (21,480,462)  (43,389,442)
                                          -------------  ------------
Total                                        17,357,413   (17,694,882)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       55,182,574   (54,957,631)
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (116,597,747)  114,666,016
NET ASSETS
  Beginning of period                       325,328,062   210,662,046
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 208,730,315  $325,328,062
                                          =============  ============

10                     See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                             ------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30
                                             ------------------------------------------------------------
                                                 2001         2000         1999         1998         1997
Net asset value, beginning of period         $  29.34     $  15.74     $  17.37     $  14.13     $  16.74
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  (0.28)(2)    (0.31)       (0.14)(2)    (0.08)(2)    (0.05)(2)
  Net realized and unrealized gain
    (loss)                                      (8.49)       13.91        (0.88)        6.80        (2.53)
                                             --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS          (8.77)       13.60        (1.02)        6.72        (2.58)
                                             --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
  Dividends from net realized gains             (5.19)          --        (0.61)       (3.48)       (0.02)
  In excess of net realized gains               (1.09)          --           --           --        (0.01)
                                             --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                       (6.28)          --        (0.61)       (3.48)       (0.03)
                                             --------     --------     --------     --------     --------
Change in net asset value                      (15.05)       13.60        (1.63)        3.24        (2.61)
                                             --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD               $  14.29     $  29.34     $  15.74     $  17.37     $  14.13
                                             ========     ========     ========     ========     ========
Total return(1)                               (31.20)%      86.40%       (5.66)%      52.33 %      (15.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $124,323     $185,533     $121,313     $203,560     $155,089

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.39 %(3)    1.38 %(3)    1.46 %(3)    1.31 %        1.37 %
  Net investment income (loss)                 (1.19)%      (1.22)%      (0.95)%      (0.48)%       (0.28)%
Portfolio turnover                                55 %        113 %        276%         498%          325%

                                                                       CLASS B
                                             ------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30
                                             ------------------------------------------------------------
                                                 2001         2000         1999         1998         1997
Net asset value, beginning of period         $  28.24     $  15.26     $  16.99     $  13.98     $  16.68
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  (0.43)(2)    (0.47)       (0.25)(2)    (0.21)(2)    (0.17)(2)
  Net realized and unrealized gain
    (loss)                                      (8.12)       13.45        (0.87)        6.70        (2.50)
                                             --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS          (8.55)       12.98        (1.12)        6.49        (2.67)
                                             --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
  Dividends from net realized gains             (5.19)          --        (0.61)       (3.48)       (0.02)
  In excess of net realized gains               (1.09)          --           --           --        (0.01)
                                             --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                       (6.28)          --        (0.61)       (3.48)       (0.03)
                                             --------     --------     --------     --------     --------
Change in net asset value                      (14.83)       12.98        (1.73)        3.01        (2.70)
                                             --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD               $  13.41     $  28.24     $  15.26     $  16.99     $  13.98
                                             ========     ========     ========     ========     ========
Total return(1)                               (31.69)%      85.06%       (6.39)%      51.16 %      (16.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $84,408     $139,795      $89,349     $147,785      $97,647

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.14 %(3)    2.13 %(3)    2.21 %(3)    2.06 %        2.12 %
  Net investment income (loss)                 (1.94)%      (1.97)%      (1.70)%      (1.22)%       (1.03)%
Portfolio turnover                                55 %        113 %        276 %        498 %         325 %

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      11

PHOENIX-SENECA GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA, AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in common stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2001, Class X shares were down 16.22%, Class A shares fell 16.42%, Class B shares lost 17.11% and Class C shares decreased 17.08%. During the same period, the S&P 500 Index had a return of (13.02)%.(1) All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: HOW DID THE MARKET ENVIRONMENT OF THE LAST 12 MONTHS AFFECT THE FUND?

A: This was a difficult year for the stock market. As we began the Fund's fiscal year last April, the Fed had already aggressively hiked interest rates, many high-profile companies were announcing earnings shortfalls, and money supply growth had declined. The second quarter of 2000 was marked by extreme style shifts and sector rotation, ushering in a period of record-breaking volatility. Investors spent most of the period eyeing the Fed nervously and punishing many of the industries that had been the darlings of Wall Street.

    During this period, we benefited from stock selection across most sectors. For example, our consumer staples holdings turned in very good results. Energy and financial services stocks also made strong positive contributions. Strengths in the portfolio were somewhat offset by the downturn in technology during the quarter.

    After a difficult start to the fiscal year, June was marked by a much better tone to the market. This was attributable to growing evidence that the bulk of the Federal Reserve's work may have been behind us. Then the stock market fell victim to the "triple E's" -- earnings worries, euro weakness and energy price shocks. A stunningly strong August led to a woefully weak September. By the end of the third quarter, the broad stock market indices had lost ground, and most were in negative territory for the year.

    We were pleased with the growth portfolio's performance during this period when value outperformed growth at all capitalization levels and both the Nasdaq(2) and S&P 500 Index(1) had negative returns. Our portfolio focuses on companies with accelerating earnings and was well-positioned to withstand many of the market's concerns. The technology sector continued its negative performance, but Seneca's technology holdings outpaced those of the S&P 500. Financial stocks were another highlight. We also benefited from good stock selection in both the health-care and communications services sectors.

    The fourth quarter of 2000 was painful for equity investors in growth stocks, capping the meltdown in tech stocks that had begun earlier.

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

The Nasdaq ended the year down 39%, but the broad S&P 500 Index did not escape the carnage either, with its worst showing since 1990, a decline of 9%. For the year, the S&P 500 technology component lost 40%. Our portfolio also suffered from the rout in technology stocks, but because we had taken cautious weighting in the tech sector, we outperformed the "growth" investment style indices. Performance also benefited from our weighting in oil services and financial companies.

    The final quarter of our fiscal year -- the first quarter of the new year -- again proved difficult for most equity investors. Weak corporate earnings and numerous layoff announcements weighed heavily on U.S. stocks, as did the dramatic decline in capital spending on the profits of telecommunications and technology providers. Both "value" and "growth" strategies produced negative results in the first quarter, but "growth" lagged across all market capitalizations. We are pleased to report that we outperformed the Russell 1000 Growth Index(3) due to our relative underweight in technology, overweight in energy and utility stocks and positive issue selection across a number of market sectors.

Q: HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO?

A: Yes, a few changes were made to the portfolio early in the quarter. The most significant was our decision to pare back our allocation to the technology sector. By early February we had switched to an underweighting in the sector, a posture we continue to maintain. We sold a number of our long-term core holdings, including some former market leaders, as it became clear that the earnings growth rates of these companies were declining rapidly. The proceeds from these sales were used primarily to increase our allocation to the energy and capital goods sectors.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKET?

A: In our view, the stock market currently looks attractive and has overshot on the downside. Although we have not been immune to the negative sentiment (and performance) of the market, we continue to practice our market-tested investment approach, which leads us to stocks and sectors with the greatest potential for earnings growth and acceleration.

                                                                     MAY 8, 2001

(3) THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Seneca Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/01

                                                  INCEPTION   INCEPTION
                                1 YEAR   5 YEARS  TO 4/30/01    DATE
                                -------  -------  ----------  ---------
Class X Shares at NAV(2)        (16.22)%  16.61%      20.63%    3/8/96
Class A Shares at NAV(2)        (16.42)   16.06       20.04     3/8/96
Class A Shares at POP(3)        (21.22)   14.69       18.66     3/8/96
Class B Shares at NAV(2)        (17.11)      --        5.38     7/1/98
Class B Shares with CDSC(4)     (19.68)      --        4.67     7/1/98
Class C Shares at NAV(2)        (17.08)      --        5.33     7/1/98
Class C Shares with CDSC(4)     (17.08)      --        5.33     7/1/98
S&P 500 Index(7)                (13.02)   15.63      Note 5     Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 15.93% for Class X and Class A (since 3/8/96) and 4.36% for Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A Shares. Returns on Class B Shares and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PHOENIX-SENECA  PHOENIX-SENECA
       GROWTH FUND     GROWTH FUND     S&P 500
        CLASS A(6)      CLASS X(6)     INDEX(7)
3/96       $9,425.00      $10,000.00  $10,000.00
96        $11,460.80      $12,180.00  $10,352.06
97        $13,855.84      $14,857.52  $12,961.29
98        $19,160.79      $20,674.01  $18,310.09
99        $22,340.52      $24,205.32  $22,304.67
00        $28,871.35      $31,351.58  $24,600.19
01        $24,131.87      $26,266.65  $21,398.42

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and Class A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/01
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology           23    %
Consumer Staples     17
Capital Goods        14
Financials           13
Energy               11
Health-Care           9
Consumer Cyclicals    8
Other                 5

Phoenix-Seneca Growth Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 2001 (AS A PERCENTAGE OF NET ASSETS)

    1.  General Electric Co.                                           4.2%
        PRODUCES CONSUMER AND INDUSTRIAL PRODUCTS
    2.  Diamond Offshore Drilling, Inc.                                3.9%
        CONTRACT DRILLER OF OIL AND GAS WELLS
    3.  Halliburton Co.                                                3.8%
        OIL WELL SERVICES COMPANY
    4.  Microsoft Corp.                                                3.7%
        MAJOR PRODUCER OF COMPUTER SOFTWARE
    5.  American International Group, Inc.                             3.6%
        MAJOR INTERNATIONAL INSURANCE HOLDING COMPANY
    6.  HCA-The Healthcare Co.                                         3.5%
        OPERATES COMMUNITY ACUTE-CARE HOSPITALS
    7.  El Paso Corp.                                                  3.5%
        OPERATES NATURAL GAS PIPELINE SYSTEMS
    8.  Fannie Mae                                                     3.3%
        PROVIDES RESIDENTIAL MORTGAGE FUNDS
    9.  Home Depot, Inc. (The)                                         3.2%
        BUILDING MATERIALS AND HOME IMPROVEMENT STORE CHAIN
   10.  Pfizer, Inc.                                                   3.1%
        CONSUMER PRODUCT AND SPECIALTY CHEMICALS PRODUCER

                         INVESTMENTS AT APRIL 30, 2001

                                               SHARES      VALUE
                                              --------  -----------
COMMON STOCKS--96.6%
AEROSPACE/DEFENSE--3.1%
Boeing Co. (The)........................      135,150   $ 8,352,270

BANKS (MAJOR REGIONAL)--2.8%
Wells Fargo & Co........................      160,210     7,525,064
BEVERAGES (ALCOHOLIC)--2.8%
Anheuser-Busch Cos., Inc................      191,570     7,660,884

BROADCASTING (TELEVISION, RADIO & CABLE)--5.3%
Comcast Corp. Special Class A(b)........      188,430     8,273,961
General Motors Corp. Class H(b).........      292,970     6,225,613
                                                        -----------
                                                         14,499,574
                                                        -----------
CHEMICALS--2.0%
Dow Chemical Co. (The)..................      161,200     5,392,140

COMMUNICATIONS EQUIPMENT--2.1%
Scientific-Atlanta, Inc.................      100,120     5,779,928

COMPUTERS (HARDWARE)--3.2%
Compaq Computer Corp....................      191,600     3,353,000
International Business Machines Corp....       45,970     5,292,986
                                                        -----------
                                                          8,645,986
                                                        -----------

COMPUTERS (PERIPHERALS)--2.0%
EMC Corp.(b)............................      138,840     5,498,064

COMPUTERS (SOFTWARE & SERVICES)--9.7%
Computer Associates International,
Inc.....................................      122,000     3,927,180

                                               SHARES      VALUE
                                              --------  -----------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Mercury Interactive Corp.(b)............       31,140   $ 2,059,911
Microsoft Corp.(b)......................      147,520     9,994,480
PeopleSoft, Inc.(b).....................      143,400     5,311,536
VERITAS Software Corp.(b)...............       89,930     5,360,727
                                                        -----------
                                                         26,653,834
                                                        -----------

DISTRIBUTORS (FOOD & HEALTH)--3.0%
Cardinal Health, Inc....................      123,450     8,320,530

ELECTRIC COMPANIES--1.5%
Mirant Corp.(b).........................       98,430     4,015,944

ELECTRICAL EQUIPMENT--4.2%
General Electric Co.....................      236,040    11,455,021

ELECTRONICS (SEMICONDUCTORS)--3.0%
Intel Corp..............................       84,120     2,600,149
Micron Technology, Inc.(b)..............      123,690     5,613,052
                                                        -----------
                                                          8,213,201
                                                        -----------

EQUIPMENT (SEMICONDUCTORS)--1.9%
Applied Materials, Inc.(b)..............       95,980     5,240,508

FINANCIAL (DIVERSIFIED)--5.9%
Citigroup, Inc..........................      147,813     7,265,009
Fannie Mae..............................      111,820     8,974,673
                                                        -----------
                                                         16,239,682
                                                        -----------

                       See Notes to Financial Statements                      15

Phoenix-Seneca Growth Fund

                                               SHARES      VALUE
                                              --------  -----------
HEALTH CARE (DIVERSIFIED)--1.6%
Johnson & Johnson.......................       45,310   $ 4,371,509
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.1%
Pfizer, Inc.............................      197,350     8,545,255
HEALTH CARE (HOSPITAL MANAGEMENT)--3.5%
HCA--Healthcare Co. (The)...............      248,850     9,630,495
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
Colgate-Palmolive Co....................       94,660     5,286,761
INSURANCE (MULTI-LINE)--3.6%
American International Group, Inc.......      120,990     9,896,982

MANUFACTURING (DIVERSIFIED)--5.8%
Minnesota Mining and Manufacturing
Co......................................       70,900     8,437,809
Tyco International Ltd..................      140,450     7,495,817
                                                        -----------
                                                         15,933,626
                                                        -----------

NATURAL GAS--3.5%
El Paso Corp............................      137,670     9,471,696

OIL & GAS (DRILLING & EQUIPMENT)--7.7%
Diamond Offshore Drilling, Inc..........      244,500    10,738,440
Halliburton Co..........................      238,770    10,317,252
                                                        -----------
                                                         21,055,692
                                                        -----------

OIL (INTERNATIONAL INTEGRATED)--2.9%
Exxon Mobil Corp........................       89,400     7,920,840

RETAIL (BUILDING SUPPLIES)--3.2%
Home Depot, Inc. (The)..................      188,040     8,856,684

RETAIL (DRUG STORES)--3.0%
CVS Corp................................      139,960     8,250,642
                                               SHARES      VALUE
                                              --------  -----------

RETAIL (GENERAL MERCHANDISE)--4.3%
Target Corp.............................       86,540   $ 3,327,463
Wal-Mart Stores, Inc....................      161,830     8,373,084
                                                        -----------
                                                         11,700,547
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $256,442,256)                          264,413,359
-------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.6%
(IDENTIFIED COST $256,442,256)                          264,413,359
-------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S     PAR
                                     RATING     VALUE
                                  (Unaudited)   (000)
                                  ------------  ------
SHORT-TERM OBLIGATIONS--6.4%

COMMERCIAL PAPER--6.4%
General Electric Capital Corp.
5.20%, 5/1/01...................      A-1+      $1,000    1,000,000
Koch Industries, Inc. 4.68%,
5/1/01..........................      A-1+       4,280    4,280,000
Heinz (H.J.) Co. 4.41%,
5/3/01..........................      A-1        2,500    2,499,387
Exxon Imperial U.S., Inc. 4.52%,
5/4/01..........................      A-1+       2,435    2,434,083
United Technologies Corp. 4.47%,
5/7/01..........................      A-1        2,500    2,498,138
Merrill Lynch & Co. 4.50%,
5/11/01.........................      A-1+       2,500    2,496,875
Alcoa, Inc. 5%, 5/14/01.........      A-1        1,250    1,247,752
Lexington Parker Capital Co. LLC
4.9%, 6/4/01....................      A-1        1,000      994,755
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $17,451,598)                            17,450,990
-------------------------------------------------------------------

TOTAL INVESTMENTS--103.0%
(IDENTIFIED COST $273,893,854)                          281,864,349(a)
Other assets and liabilities, net--(3.0%)                (8,165,268)
                                                      -------------
NET ASSETS--100.0%                                    $ 273,699,081
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,749,705 and gross depreciation of $16,869,058 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $273,983,702.
(b)  Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $273,893,854)                              $  281,864,349
Cash                                                                   1,295
Receivables
  Investment securities sold                                       2,380,871
  Fund shares sold                                                   416,133
  Dividends and interest                                              93,994
  Receivable from adviser                                             29,584
Prepaid expenses                                                       1,118
                                                              --------------
    Total assets                                                 284,787,344
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 10,458,460
  Fund shares repurchased                                            242,762
  Investment advisory fee                                            148,995
  Distribution fee                                                    64,289
  Transfer agent fee                                                  58,548
  Financial agent fee                                                 19,523
  Trustees' fee                                                       15,357
Accrued expenses                                                      80,329
                                                              --------------
    Total liabilities                                             11,088,263
                                                              --------------
NET ASSETS                                                    $  273,699,081
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  289,719,788
Distributions in excess of net realized gains                    (23,991,202)
Net unrealized appreciation                                        7,970,495
                                                              --------------
NET ASSETS                                                    $  273,699,081
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, no par value,
  unlimited authorization
  (Net Assets $28,864,168)                                         1,969,337
Net asset value and offering price per share                          $14.66
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization
  (Net Assets $215,735,603)                                       15,176,525
Net asset value per share                                             $14.22
Offering price per share $14.22/(1-5.75%)                             $15.09
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization
  (Net Assets $16,457,821)                                         1,202,739
Net asset value and offering price per share                          $13.68
CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization
  (Net Assets $12,641,489)                                           926,382
Net asset value and offering price per share                          $13.65

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Dividends                                                     $    2,131,343
Interest                                                             859,910
Foreign taxes withheld                                                (1,135)
                                                              --------------
    Total investment income                                        2,990,118
                                                              --------------
EXPENSES
Investment advisory fee                                            2,237,957
Distribution fee, Class A                                            638,840
Distribution fee, Class B                                            159,616
Distribution fee, Class C                                            121,882
Financial agent fee                                                  260,408
Transfer agent                                                       362,216
Registration                                                          79,275
Printing                                                              55,179
Custodian                                                             31,612
Professional                                                          29,499
Trustees                                                              24,012
Miscellaneous                                                         16,981
                                                              --------------
    Total expenses                                                 4,017,477
    Custodian fees paid indirectly                                    (2,164)
                                                              --------------
    Net expenses                                                   4,015,313
                                                              --------------
NET INVESTMENT LOSS                                               (1,025,195)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    6,404,307
Net change in unrealized appreciation (depreciation) on
  investments                                                    (58,731,295)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (52,326,988)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (53,352,183)
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        Seven Months
                                           Year Ended      Ended      Year Ended
                                            4/30/01       4/30/00       9/30/99
                                          ------------  ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ (1,025,195) $   (192,093) $  (251,366)
  Net realized gain (loss)                   6,404,307     7,460,846    7,420,446
  Net change in unrealized appreciation
    (depreciation)                         (58,731,295)   10,116,643    8,897,166
                                          ------------  ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (53,352,183)   17,385,396   16,066,246
                                          ------------  ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class X               (4,415,341)   (4,159,508)  (2,678,808)
  Net realized gains, Class A              (27,042,247)   (3,991,659)  (2,257,410)
  Net realized gains, Class B               (2,032,783)     (733,817)    (125,950)
  Net realized gains, Class C               (1,640,940)     (651,429)     (32,675)
  In excess of net realized gains, Class
    X                                       (3,147,346)           --           --
  In excess of net realized gains, Class
    A                                      (19,276,266)                        --
  In excess of net realized gains, Class
    B                                       (1,449,009)                        --
  In excess of net realized gains, Class
    C                                       (1,169,696)                        --
                                          ------------  ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (60,173,628)   (9,536,413)  (5,094,843)
                                          ------------  ------------  -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (121,430, 82,728 and 191,178 shares,
    respectively)                            2,291,790     1,885,353    3,657,324
  Net asset value of shares issued from
    reinvestment of distributions
    (464,738, 189,191 and 152,656
    shares, respectively)                    7,529,330     4,124,386    2,665,381
  Cost of shares repurchased (417,320,
    262,967 and 417,927 shares,
    respectively)                           (7,361,791)   (5,710,606)  (7,626,080)
                                          ------------  ------------  -----------
Total                                        2,459,329       299,133   (1,303,375)
                                          ------------  ------------  -----------
CLASS A
  Proceeds from sales of shares
    (1,836,433, 835,146 and 713,052
    shares, respectively)                   31,049,945    18,496,399   12,978,542
  Net asset value of shares issued in
    conjunction with Plan of
    Reorganization
    (11,246,703, 0 and 0 shares,
    respectively) (See Note 6)             227,975,588            --           --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,460,099, 183,997 and 130,999
    shares, respectively)                   36,738,634     3,928,347    2,250,565
  Cost of shares repurchased (2,506,868,
    463,295 and 329,410 shares,
    respectively)                          (39,031,600)   (9,878,135)  (5,879,689)
                                          ------------  ------------  -----------
Total                                      256,732,567    12,546,611    9,349,418
                                          ------------  ------------  -----------
CLASS B
  Proceeds from sales of shares
    (536,827, 268,528 and 209,861
    shares, respectively)                    9,492,687     5,843,443    3,860,313
  Net asset value of shares issued in
    conjunction with Plan of
    Reorganization
    (161,028, 0 and 0 shares,
    respectively) (See Note 6)               3,185,571            --           --
  Net asset value of shares issued from
    reinvestment of distributions
    (197,719, 29,013 and 5,386 shares,
    respectively)                            2,920,736       607,535       92,053
  Cost of shares repurchased (181,717,
    36,556 and 19,389 shares,
    respectively)                           (2,886,017)     (786,499)    (368,688)
                                          ------------  ------------  -----------
Total                                       12,712,977     5,664,479    3,583,678
                                          ------------  ------------  -----------
CLASS C
  Proceeds from sales of shares
    (385,122, 365,168 and 88,996 shares,
    respectively)                            7,042,345     7,875,964    1,633,483
  Net asset value of shares issued from
    reinvestment of distributions
    (175,865, 27,094 and 1,890 shares,
    respectively)                            2,604,710       566,265       32,392
  Cost of shares repurchased (101,351,
    20,738 and 3,466 shares,
    respectively)                           (1,597,842)     (453,959)     (65,089)
                                          ------------  ------------  -----------
Total                                        8,049,213     7,988,270    1,600,786
                                          ------------  ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     279,954,086    26,498,493   13,230,507
                                          ------------  ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    166,428,275    34,347,476   24,201,910
NET ASSETS
  Beginning of period                      107,270,806    72,923,330   48,721,420
                                          ------------  ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0,
    $0 AND $0, RESPECTIVELY]              $273,699,081  $107,270,806  $72,923,330
                                          ============  ============  ===========

18                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS X
                                                  ---------------------------------------------------------------------
                                                               SEVEN                                            FROM
                                                   YEAR       MONTHS         YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                   ENDED       ENDED      -------------------------------     3/8/96 TO
                                                  4/30/01     4/30/00        1999        1998        1997      9/30/96
Net asset value, beginning of period              $ 22.31     $ 19.92     $ 16.46     $ 16.43     $ 13.74      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      (0.01)(1)   (0.01)(1)   (0.04)(1)    0.00(1)     0.03         0.03
  Net realized and unrealized gain (loss)           (3.36)       4.94        5.11        1.28        3.50         3.71
                                                  -------     -------     -------     -------     -------      -------
      TOTAL FROM INVESTMENT OPERATIONS              (3.37)       4.93        5.07        1.28        3.53         3.74
                                                  -------     -------     -------     -------     -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --          --          --       (0.02)      (0.07)          --
  Dividends from net realized gains                 (2.50)      (2.54)      (1.61)      (1.23)      (0.77)          --
  In excess of net realized gains                   (1.78)         --          --          --          --           --
                                                  -------     -------     -------     -------     -------      -------
      TOTAL DISTRIBUTIONS                           (4.28)      (2.54)      (1.61)      (1.25)      (0.84)          --
                                                  -------     -------     -------     -------     -------      -------
Change in net asset value                           (7.65)       2.39        3.46        0.03        2.69         3.74
                                                  -------     -------     -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD                    $ 14.66     $ 22.31     $ 19.92     $ 16.46     $ 16.43      $ 13.74
                                                  =======     =======     =======     =======     =======      =======
Total return                                      (16.22)%     25.04%(4)   32.19%        8.48%      27.27%       37.40%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $28,864     $40,174     $35,695     $30,713     $34,093      $12,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                0.97%(7)    1.06%(3)    1.16%        1.14%       1.52%(5)     0.81%(3)(5)
  Net investment income (loss)                     (0.03)%     (0.05)%(3)  (0.20)%       0.02%       0.31%        0.76%(3)
Portfolio turnover rate                              134%         68%(4)     169%         166%     145.69%       87.66%(4)

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                SEVEN                                            FROM
                                                    YEAR       MONTHS         YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                   ENDED        ENDED      -------------------------------     3/8/96 TO
                                                  4/30/01      4/30/00        1999        1998        1997      9/30/96
Net asset value, beginning of period              $  21.83     $ 19.57     $ 16.23     $ 16.28     $ 13.63      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.05)(1)   (0.04)(1)   (0.09)(1)   (0.06)(1)   (0.08)         --
  Net realized and unrealized gain (loss)            (3.28)       4.84        5.04        1.24        3.50        3.63
                                                  --------     -------     -------     -------     -------      ------
      TOTAL FROM INVESTMENT OPERATIONS               (3.33)       4.80        4.95        1.18        3.42        3.63
                                                  --------     -------     -------     -------     -------      ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                  (2.50)      (2.54)      (1.61)      (1.23)      (0.77)         --
  In excess of net realized gains                    (1.78)         --          --          --          --          --
                                                  --------     -------     -------     -------     -------      ------
      TOTAL DISTRIBUTIONS                            (4.28)      (2.54)      (1.61)      (1.23)      (0.77)         --
                                                  --------     -------     -------     -------     -------      ------
Change in net asset value                            (7.61)       2.26        3.34       (0.05)       2.65        3.63
                                                  --------     -------     -------     -------     -------      ------
NET ASSET VALUE, END OF PERIOD                    $  14.22     $ 21.83     $ 19.57     $ 16.23     $ 16.28      $13.63
                                                  ========     =======     =======     =======     =======      ======
Total return(2)                                    (16.42)%     24.81%(4)   31.89%       7.93%      26.51%       36.30%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $215,736     $46,727     $31,001     $17,364      $6,013        $466

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.22%(7)    1.31%(3)    1.44%       1.55%       2.48%(6)     1.46%(3)(6)
  Net investment income (loss)                      (0.29)%     (0.29)%(3)  (0.49)%     (0.36)%     (0.62)%       0.16%(3)
Portfolio turnover rate                               134%         68%(4)     169%        166%     145.69%       87.66%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the periods ended September 30, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the periods ended September 30, 1997 and 1996, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS B
                                                  ----------------------------------------------
                                                               SEVEN                     FROM
                                                   YEAR       MONTHS        YEAR       INCEPTION
                                                   ENDED       ENDED       ENDED       7/1/98 TO
                                                  4/30/01     4/30/00     9/30/99       9/30/98
Net asset value, beginning of period              $ 21.34     $ 19.28      $16.19       $18.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      (0.17)(1)   (0.17)(1)   (0.31)(1)    (0.04)
  Net realized and unrealized gain (loss)           (3.21)       4.77        5.01        (2.48)
                                                  -------     -------      ------       ------
      TOTAL FROM INVESTMENT OPERATIONS              (3.38)       4.60        4.70        (2.52)
                                                  -------     -------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                 (2.50)      (2.54)      (1.61)          --
  In excess of net realized gains                   (1.78)         --          --           --
                                                  -------     -------      ------       ------
      TOTAL DISTRIBUTIONS                           (4.28)      (2.54)      (1.61)          --
                                                  -------     -------      ------       ------
Change in net asset value                           (7.66)       2.06        3.09        (2.52)
                                                  -------     -------      ------       ------
NET ASSET VALUE, END OF PERIOD                    $ 13.68     $ 21.34      $19.28       $16.19
                                                  =======     =======      ======       ======
Total return(2)                                   (17.11)%     24.10%(4)    30.31%      (13.47)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $16,458     $10,431      $4,395         $519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.97%(7)    2.42%(3)     2.60%(5)     2.60%(3)(5)
  Net investment income (loss)                     (1.03)%     (1.39)%(3)   (1.66)%      (1.12)%(3)
Portfolio turnover rate                              134%         68%(4)      169%         166%(4)

                                                                     CLASS C
                                                  ----------------------------------------------
                                                               SEVEN                     FROM
                                                   YEAR        MONTHS       YEAR       INCEPTION
                                                   ENDED       ENDED        ENDED      7/1/98 TO
                                                  4/30/01     4/30/00      9/30/99      9/30/98
Net asset value, beginning of period              $ 21.29      $19.25      $ 16.18      $18.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      (0.17)(1)   (0.19)(1)    (0.32)(1)   (0.06)
  Net realized and unrealized gain (loss)           (3.19)       4.77         5.00       (2.47)
                                                  -------      ------      -------      ------
      TOTAL FROM INVESTMENT OPERATIONS              (3.36)       4.58         4.68       (2.53)
                                                  -------      ------      -------      ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                 (2.50)      (2.54)       (1.61)         --
  In excess of net realized gains                   (1.78)         --           --          --
                                                  -------      ------      -------      ------
      TOTAL DISTRIBUTIONS                           (4.28)      (2.54)       (1.61)         --
                                                  -------      ------      -------      ------
Change in net asset value                           (7.64)       2.04         3.07       (2.53)
                                                  -------      ------      -------      ------
NET ASSET VALUE, END OF PERIOD                    $ 13.65      $21.29      $ 19.25      $16.18
                                                  =======      ======      =======      ======
Total return(2)                                   (17.08)%      24.09%(4)   30.20%      (13.52)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $12,641      $9,939       $1,833        $126

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.97%(7)     2.51%(3)    2.60%(6)     2.60%(3)(6)
  Net investment income (loss)                     (1.02)%      (1.48)%(3)  (1.66)%      (1.39)%(3)
Portfolio turnover rate                              134%          68%(4)     169%         166%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20                     See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA, AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended April 30, 2001, Class A shares returned (27.94)% versus (32.25)% for the Russell 1000 Growth Index and (13.02)% for the S&P 500 Index.(1) The Fund's Class B shares lost 28.48%, and Class C shares were down 28.46%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKETS DURING THIS PERIOD?

A: A year ago, Internet stocks crashed and began the devastating dive that has ended in bankruptcy for many companies and 90% losses for even the industry leaders, such as Amazon and Yahoo. By summer 2000, the broader Nasdaq(2) was in trouble, heading ultimately to a 60% decline, a complete reversal of its magnificent rise in 1999 and early 2000. By fall 2000, not even the large-capitalization brand-name S&P 500 stocks could resist the downturn. The market in the first quarter continued to be inhospitable in general: the only Russell index that posted a positive return was the Russell 2000 Value Index(3), at barely 1%. Specifically, growth stocks continued to underperform value. The Phoenix-Seneca Strategic Theme Fund, which employs an opportunistic growth discipline, did not escape the carnage. In the first quarter of 2001 the Phoenix-Seneca Strategic Theme Fund returned (19.69)%, eking out a slight performance advantage to the Russell 1000 Growth Index, which returned (20.90)%.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: Much of the credit for our successful long-term performance goes to our in-depth research and careful stock selection. However, over the past year, market conditions and the economy's slowdown made a far more significant contribution to the Fund's results.

    The biggest drag on performance -- for both the Fund and the benchmark -- was the underperformance of the technology sector. As the economy continued its rapid slowdown, investors showed a reluctance to hold even those growth technology names that had withstood the first wave of the downturn. Managements from such former market leaders as Cisco and Sun Microsystems, once considered invincible, told investors that they had no visibility on future orders and had no idea when business would pick up. This lack of visibility caused investors to abandon these companies in droves.

    The Fund did not own either Cisco or Sun Microsystems in the first quarter of 2001, but it did have a significant weighting in technology, and

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE, WHILE THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
    PERFORMANCE.
(3) THE RUSSELL 2000 VALUE INDEX MEASURES SMALL-CAP VALUE-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

saw some of its holdings sink with the market. However, three of the biggest positive contributors were also technology or technology-like stocks: Scientific Atlanta, Corning and Echostar Communications. Their performance illustrates the extreme volatility of this sector -- Scientific Atlanta, a maker of digital set-top boxes, was one of the portfolio's worst performers in the final quarter of 2000, as tax-loss selling exacerbated an already down market. Similarly, Corning and Echostar rallied significantly in the first quarter after seeing selling pressure at the end of last year.

    The other area where the portfolio saw weakness was in consumer cyclicals, specifically Crown Castle, a cellular tower company. The stock was swept away in the negative sentiment surrounding telecommunications. However, we believe that the company's fundamentals remain intact, and we are continuing to hold the stock.

    Areas of strength in the portfolio were generally in those sectors where earnings visibility existed, such as energy and utilities. While these are not traditionally growth areas, Seneca's approach focuses on accelerating earnings growth rates, strong fundamentals and attractive valuations. For much of 2000 and 1999, the portfolio has had a representation in energy services and certain growth utility situations. In the first quarter of 2001, these companies continued to produce consistently better-than-expected earnings results and saw their stock prices rise to reflect this. Weatherford International, an oil and gas drilling contractor, and Mirant Corp., a utility with exposure to the energy sector, were two of the biggest positive contributors in the quarter.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A: We believe that the Federal Reserve will be successful in rejuvenating the economy, and would expect further rate cuts in the second quarter. As these cuts begin to stimulate activity and earnings comparisons become easier, the stock market should anticipate this good news and move higher. While we think that it is unlikely that we will see the kind of double-digit returns in 2001 that we saw at the end of the 1990s, we do expect that the market has seen its lows and will improve through the rest of the year.

                                                                     MAY 8, 2001

Phoenix-Seneca Strategic Theme Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/01

                                                      INCEPTION    INCEPTION
                                 1 YEAR    5 YEARS   TO 4/30/01      DATE
                                ---------  --------  -----------  -----------
Class A Shares at NAV(2)          (27.94)%   16.26%       19.07%    10/16/95
Class A Shares at POP(3)          (32.09)    14.89        17.81     10/16/95
Class B Shares at NAV(2)          (28.48)    15.40        18.19     10/16/95
Class B Shares with CDSC(4)       (30.74)    15.40        18.19     10/16/95
Class C Shares at NAV(2)          (28.46)       --        16.21      11/3/97
Class C Shares with CDSC(4)       (28.46)       --        16.21      11/3/97
S&P 500 Index(8)                  (13.02)    15.63       Note 5       Note 5
Russell 1000 Growth Index(9)      (32.25)    13.66       Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 16.64% for Class A and Class B (since 10/16/95) and 10.00% for Class C (since 11/3/97).
(6) Index performance is 14.90% for Class A and Class B (since 10/16/95) and 8.06% for Class C (since 11/3/97).
(7) This chart illustrates POP returns on Class A and Class B Shares for ten years. Returns on Class C Shares will vary due to differing sales charges.
(8) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
(9) The Russell 1000 Growth Index measures large-cap growth-oriented stock total performance. The Index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA STRATEGIC  PHOENIX-SENECA STRATEGIC    S&P      RUSSELL 1000
        THEME FUND CLASS A(7)     THEME FUND CLASS B(7)      500     GROWTH INDEX(9)
                                                           INDEX(8)
10/95                    $9,425                   $10,000   $10,000          $10,000
96                      $11,677                   $12,341   $11,356          $11,387
97                      $11,376                   $11,933   $14,219          $13,899
98                      $15,497                   $16,131   $20,086          $19,749
99                      $22,457                   $23,225   $24,468          $24,988
00                      $34,417                   $35,308   $26,987          $31,879
01                      $24,800                   $25,252   $23,474          $21,598

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/01
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology           28    %
Energy               15
Consumer Staples     15
Financials           11
Health-Care          11
Consumer Cyclicals    8
Capital Goods         8
Other                 4

Phoenix-Seneca Strategic Theme Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 2001 (AS A PERCENTAGE OF NET ASSETS)

    1.  Scientific-Atlanta, Inc.                                       4.9%
        PRODUCES ELECTRONIC INSTRUMENTS AND COMMUNICATIONS EQUIPMENT
    2.  PerkinElmer, Inc.                                              4.7%
        PRODUCES ANALYTICAL AND OPTICAL INSTRUMENTS
    3.  HCA-The Healthcare Co.                                         4.2%
        OPERATES COMMUNITY ACUTE-CARE HOSPITALS
    4.  Boeing Co. (The)                                               4.1%
        MANUFACTURER OF JET PLANES AND MISSILES
    5.  Fannie Mae                                                     4.1%
        PROVIDES RESIDENTIAL MORTGAGE FUNDS
    6.  Crown Castle International Corp.                               4.1%
        WIRELESS COMMUNICATIONS SERVICES PROVIDER
    7.  EchoStar Communications Corp. Class A                          4.1%
        MANUFACTURER OF SATELLITE TV PRODUCTS
    8.  Home Depot, Inc. (The)                                         4.1%
        BUILDING MATERIALS AND HOME IMPROVEMENT STORE CHAIN
    9.  Weatherford International, Inc.                                3.9%
        OIL AND GAS SERVICES PROVIDER
   10.  Cardinal Health, Inc.                                          3.9%
        WHOLESALE DISTRIBUTOR OF DRUG AND HEALTH PRODUCTS

                         INVESTMENTS AT APRIL 30, 2001

                                               SHARES      VALUE
                                              --------  -----------
COMMON STOCKS--99.4%

AEROSPACE/DEFENSE--4.1%
Boeing Co. (The)........................      356,000   $22,000,800

BIOTECHNOLOGY--3.0%
IDEC Pharmaceuticals Corp.(b)...........      319,400    15,714,480

BROADCASTING (TELEVISION, RADIO & CABLE)--7.3%
EchoStar Communications Corp. Class
A(b)....................................      722,530    21,646,999
General Motors Corp. Class H(b).........      818,400    17,391,000
                                                        -----------
                                                         39,037,999
                                                        -----------
COMMUNICATIONS EQUIPMENT--4.9%
Scientific-Atlanta, Inc.................      448,550    25,894,791

COMPUTERS (PERIPHERALS)--2.4%
EMC Corp.(b)............................      320,000    12,672,000
COMPUTERS (SOFTWARE & SERVICES)--11.7%
Mercury Interactive Corp.(b)............      192,300    12,720,645
Microsoft Corp.(b)......................      259,800    17,601,450
Siebel Systems, Inc.(b).................      293,000    13,354,940
VERITAS Software Corp.(b)...............      306,500    18,270,465
                                                        -----------
                                                         61,947,500
                                                        -----------

DISTRIBUTORS (FOOD & HEALTH)--3.9%
Cardinal Health, Inc....................      309,225    20,841,765

ELECTRONICS (INSTRUMENTATION)--4.7%
PerkinElmer, Inc........................      376,900    25,218,379

                                               SHARES      VALUE
                                              --------  -----------

ELECTRONICS (SEMICONDUCTORS)--0.9%
Intel Corp..............................      161,200   $ 4,982,692

EQUIPMENT (SEMICONDUCTORS)--3.5%
Applied Materials, Inc.(b)..............      341,700    18,656,820

FINANCIAL (DIVERSIFIED)--7.9%
Citigroup, Inc..........................      402,566    19,786,119
Fannie Mae..............................      273,200    21,927,032
                                                        -----------
                                                         41,713,151
                                                        -----------

HEALTH CARE (DIVERSIFIED)--3.3%
Johnson & Johnson.......................      184,100    17,761,968

HEALTH CARE (HOSPITAL MANAGEMENT)--4.2%
HCA--Healthcare Co. (The)...............      575,000    22,252,500

INSURANCE (MULTI-LINE)--3.3%
American International Group, Inc.......      216,900    17,742,420

MANUFACTURING (DIVERSIFIED)--3.8%
Tyco International Ltd..................      376,500    20,093,805

NATURAL GAS--3.6%
El Paso Corp............................      280,350    19,288,080

OIL & GAS (DRILLING & EQUIPMENT)--15.2%
Diamond Offshore Drilling, Inc..........      429,360    18,857,491
Nabors Industries, Inc.(b)..............      342,860    20,441,313
Santa Fe International Corp.............      532,960    20,252,480
Weatherford International, Inc.(b)......      360,330    20,982,016
                                                        -----------
                                                         80,533,300
                                                        -----------

24                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                                               SHARES      VALUE
                                              --------  -----------
RETAIL (BUILDING SUPPLIES)--4.1%
Home Depot, Inc. (The)..................      457,500   $21,548,250

RETAIL (DRUG STORES)--3.4%
CVS Corp................................      301,900    17,797,005

SERVICES (COMMERCIAL & CONSUMER)--4.1%
Crown Castle International Corp.(b).....      895,280    21,925,407

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
Powerwave Technologies, Inc.(b).........       36,580       664,659
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $516,255,963)                          528,287,771
-------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.4%
(IDENTIFIED COST $516,255,963)                          528,287,771
-------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)       VALUE
                                ------------  --------  -----------
SHORT-TERM OBLIGATIONS--1.4%

COMMERCIAL PAPER--1.4%
Cargill, Inc. 4.70%, 5/1/01...      A-1       $ 6,885   $ 6,885,000
Minnesota Mining &
Manufacturing Co. 4.25%,
6/7/01........................      A-1+          705       701,921
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,586,921)                              7,586,921
-------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $523,842,884)                          535,874,692(a)
Other assets and liabilities, net--(0.8%)                (4,492,562)
                                                       ------------
NET ASSETS--100.0%                                     $531,382,130
                                                       ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $63,954,052 and gross depreciation of $52,114,788 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $524,035,428.
(b)  Non-income producing.

                       See Notes to Financial Statements                      25

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $523,842,884)                              $  535,874,692
Cash                                                                   2,960
Receivables
  Investments securities sold                                      4,455,042
  Fund shares sold                                                   411,878
  Dividends and interest                                             221,961
  Receivable from Adviser                                             11,246
Prepaid expenses                                                       4,990
                                                              --------------
    Total assets                                                 540,982,769
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  8,002,341
  Fund shares repurchased                                            794,125
  Investment advisory fee                                            299,931
  Transfer agent fee                                                 181,411
  Distribution fee                                                   164,699
  Financial agent fee                                                 27,337
  Trustees' fee                                                       15,357
Accrued expenses                                                     115,438
                                                              --------------
    Total liabilities                                              9,600,639
                                                              --------------
NET ASSETS                                                    $  531,382,130
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  599,661,166
Accumulated net realized loss                                    (80,310,844)
Net unrealized appreciation                                       12,031,808
                                                              --------------
NET ASSETS                                                    $  531,382,130
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $416,158,793)                                       31,961,563
Net asset value per share                                             $13.02
Offering price per share $13.02/(1-5.75%)                             $13.81
CLASS B
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $107,589,110)                                        8,784,023
Net asset value per share and offering per share                      $12.25
CLASS C
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $7,634,227)                                            622,941
Net asset value per share and offering per share                      $12.26

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Interest                                                      $    1,760,676
Dividends                                                          1,551,771
Foreign taxes withheld                                                (2,426)
                                                              --------------
    Total investment income                                        3,310,021
                                                              --------------
EXPENSES
Investment advisory fee                                            5,112,608
Distribution fee, Class A                                          1,341,242
Distribution fee, Class B                                          1,386,068
Distribution fee, Class C                                             65,774
Financial agent fee                                                  374,340
Transfer agent fee                                                 1,056,336
Printing                                                             286,000
Registration                                                         186,475
Custodian                                                             48,915
Professional                                                          40,086
Trustees                                                              24,348
Miscellaneous                                                         23,051
                                                              --------------
    Total expenses                                                 9,945,243
    Custodian fees paid indirectly                                    (8,313)
                                                              --------------
    Net expenses                                                   9,936,930
                                                              --------------
NET INVESTMENT LOSS                                               (6,626,909)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (18,562,483)
Net change in unrealized appreciation (depreciation) on
  investments                                                   (195,418,640)
                                                              --------------
NET LOSS ON INVESTMENTS                                         (213,981,123)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (220,608,032)
                                                              ==============

26                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             4/30/01       4/30/00
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  (6,626,909) $ (3,138,804)
  Net realized gain (loss)                  (18,562,483)   95,521,350
  Net change in unrealized appreciation
    (depreciation)                         (195,418,640)  (58,060,755)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (220,608,032)   34,321,791
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (32,964,804)  (26,637,803)
  Net realized gains, Class B                (9,079,061)  (20,732,140)
  Net realized gains, Class C                  (481,481)     (373,094)
  In excess of net realized gains, Class
    A                                       (57,079,142)           --
  In excess of net realized gains, Class
    B                                       (15,720,554)           --
  In excess of net realized gains, Class
    C                                          (833,693)           --
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (116,158,735)  (47,743,037)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,175,043 and 4,564,985 shares,
    respectively)                            59,871,120    93,227,507
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (0 and 19,654,306 shares,
    respectively) (See Note 6)                       --   510,230,512
  Net asset value of shares issued from
    reinvestment of distributions
    (6,479,073 and 1,381,459 shares,
    respectively)                            86,169,969    25,705,072
  Cost of shares repurchased (5,142,148
    and 4,070,380 shares, respectively)     (88,736,158)  (83,306,119)
                                          -------------  ------------
Total                                        57,304,931   545,856,972
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,159,969 and 985,214 shares,
    respectively)                            21,074,965    19,346,429
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (0 and 1,280,671 shares,
    respectively) (See Note 6)                       --    31,929,692
  Net asset value of shares issued from
    reinvestment of distributions
    (1,871,776 and 1,071,260 shares,
    respectively)                            23,490,609    19,241,688
  Cost of shares repurchased (1,489,577
    and 868,154 shares, respectively)       (23,123,369)  (17,020,407)
                                          -------------  ------------
Total                                        21,442,205    53,497,402
                                          -------------  ------------
CLASS C
  Proceeds from sales of shares (397,315
    and 196,187 shares, respectively)         6,766,433     4,015,847
  Net asset value of shares issued from
    reinvestment of distributions
    (102,172 and 18,431 shares,
    respectively)                             1,282,136       332,457
  Cost of shares repurchased (114,087
    and 15,485 shares, respectively)         (1,891,306)     (287,819)
                                          -------------  ------------
Total                                         6,157,263     4,060,485
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       84,904,399   603,414,859
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (251,862,368)  589,993,613
NET ASSETS
  Beginning of period                       783,244,498   193,250,885
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 531,382,130  $783,244,498
                                          =============  ============

                       See Notes to Financial Statements                      27

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                                ----------------------------------------------------------
                                                                   YEAR ENDED APRIL 30
                                                ----------------------------------------------------------
                                                    2001         2000         1999        1998        1997
Net asset value, beginning of period            $  22.62     $  18.22     $  13.70     $ 12.03     $ 12.37
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                  (0.15)       (0.16)       (0.11)      (0.04)       0.06
  Net realized and unrealized gain
    (loss)                                         (6.10)        8.69         6.03        4.03       (0.38)
                                                --------     --------     --------     -------     -------
      TOTAL FROM INVESTMENT OPERATIONS             (6.25)        8.53         5.92        3.99       (0.32)
                                                --------     --------     --------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income                --           --           --          --       (0.01)
  Dividends from net realized gains                (1.23)       (4.13)       (1.40)      (2.29)         --
  In excess of net investment income                  --           --           --       (0.03)         --
  In excess of net realized gains                  (2.12)          --           --          --       (0.01)
                                                --------     --------     --------     -------     -------
      TOTAL DISTRIBUTIONS                          (3.35)       (4.13)       (1.40)      (2.32)      (0.02)
                                                --------     --------     --------     -------     -------
Change in net asset value                          (9.60)        4.40         4.52        1.67       (0.34)
                                                --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD                  $  13.02     $  22.62     $  18.22     $ 13.70     $ 12.03
                                                ========     ========     ========     =======     =======
Total return(1)                                  (27.94)%      53.26%       44.91%      36.22%       (2.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $416,159     $620,919     $107,871     $89,884     $77,827

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.30%(3)     1.29%(3)     1.38%(3)    1.33%        1.40%
  Net investment income (loss)                    (0.81)%      (0.77)%      (0.72)%     (0.26)%       0.49%
Portfolio turnover                                  129%         157%         205%        618%         532%

                                                                         CLASS B
                                                ---------------------------------------------------------
                                                                   YEAR ENDED APRIL 30
                                                ---------------------------------------------------------
                                                    2001         2000        1999        1998        1997
Net asset value, beginning of period            $  21.70     $  17.75     $ 13.46     $ 11.91     $ 12.33
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                  (0.27)       (0.28)      (0.22)      (0.14)      (0.03)
  Net realized and unrealized gain
    (loss)                                         (5.83)        8.36        5.91        3.98       (0.38)
                                                --------     --------     -------     -------     -------
      TOTAL FROM INVESTMENT OPERATIONS             (6.10)        8.08        5.69        3.84       (0.41)
                                                --------     --------     -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                (1.23)       (4.13)      (1.40)      (2.29)         --
  In excess of net realized gains                  (2.12)          --          --          --       (0.01)
                                                --------     --------     -------     -------     -------
      TOTAL DISTRIBUTIONS                          (3.35)       (4.13)      (1.40)      (2.29)      (0.01)
                                                --------     --------     -------     -------     -------
Change in net asset value                          (9.45)        3.95        4.29        1.55       (0.42)
                                                --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                  $  12.25     $  21.70     $ 17.75     $ 13.46     $ 11.91
                                                ========     ========     =======     =======     =======
Total return(1)                                  (28.48)%      52.03%      43.98%      35.18%       (3.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $107,589     $157,169     $84,698     $66,107     $49,843

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               2.05%(3)     2.04%(3)    2.13%(3)    2.08%        2.15%
  Net investment income (loss)                    (1.56)%      (1.47)%     (1.48)%     (1.02)%      (0.23)%
Portfolio turnover                                  129%         157%        205%        618%         532%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

28                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                                -----------------------------------------------
                                                                                        FROM
                                                     YEAR ENDED APRIL 30             INCEPTION
                                                -----------------------------        11/3/97 TO
                                                   2001       2000       1999         4/30/98
Net asset value, beginning of period            $ 21.71     $17.75     $13.47          $14.93
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                 (0.25)     (0.29)     (0.22)          (0.05)
  Net realized and unrealized gain
    (loss)                                        (5.85)      8.38       5.90            0.88
                                                -------     ------     ------          ------
      TOTAL FROM INVESTMENT OPERATIONS            (6.10)      8.09       5.68            0.83
                                                -------     ------     ------          ------
LESS DISTRIBUTIONS
  Dividends from net realized gains               (1.23)     (4.13)     (1.40)          (2.29)
  In excess of net realized gains                 (2.12)        --         --              --
                                                -------     ------     ------          ------
      TOTAL DISTRIBUTIONS                         (3.35)     (4.13)     (1.40)          (2.29)
                                                -------     ------     ------          ------
Change in net asset value                         (9.45)      3.96       4.28           (1.46)
                                                -------     ------     ------          ------
NET ASSET VALUE, END OF PERIOD                  $ 12.26     $21.71     $17.75          $13.47
                                                =======     ======     ======          ======
Total return(1)                                 (28.46)%    52.09%     43.87%            7.92%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $7,634     $5,156       $682            $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              2.05%(5)   2.04%(5)   2.13%(5)         2.08%(2)
  Net investment income (loss)                   (1.53)%    (1.53)%    (1.47)%          (0.87)%(2)
Portfolio turnover                                 129%       157%       205%             618%(3)

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      29

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective August 17, 2000 Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Delaware business trust, (prior to that date, the Trust was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund is a diversified Fund and seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Growth Fund (formerly Equity Opportunities) is a diversified Fund and seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Fund is a diversified Fund and seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

  Each Fund offers both Class A and Class B shares. The Growth Fund also offers Class C and Class X shares. The Strategic Theme Fund also offers Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. As of April 30, 2001, there were no options outstanding.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
----                                 --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Growth Fund........................   0.70%      0.65%      0.60%
Strategic Theme Fund...............   0.75%      0.70%      0.65%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Growth Fund and 0.375% to 0.10% of the average daily net assets of the Strategic Theme Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect wholly-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $112,594 for Class A shares and deferred sales charges of $306,051 for Class B shares and $7,188 for Class C shares, for the year ended April 30, 2001. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 2001, $2,700,296 was earned by the Distributor, $2,346,610 was earned by unaffiliated participants and $306,627 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2001, financial agent fees were $875,511 of which PEPCO received $108,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2001, transfer agent fees were $2,011,918 of which PEPCO retained $814,804 which is net of the fees paid to State Street.

  At April 30, 2001, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Fund--Class X.....................       59    $    865
Growth Fund--Class A.....................      110       1,564
Growth Fund--Class B.....................   17,671     241,739
Growth Fund--Class C.....................    8,669     118,332

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2001, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $155,735,484   $172,259,878
Growth Fund......................   409,948,243    424,298,628
Strategic Theme Fund.............   837,139,026    871,560,834

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  At April 30, 2001, Small Cap Fund had a capital loss carryover of $6,349,731, expiring in 2009. This may be used to offset future capital gains.

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2001, the Funds deferred capital losses as follows:

Small Cap Fund...........................  $ 4,879,940
Growth Fund..............................   24,545,933
Strategic Theme Fund.....................   80,118,300

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                         Capital paid in     Undistributed    Accumulated
                          on shares of       net investment   net realized
                       beneficial interest       income       gain (loss)
                       -------------------   --------------   ------------
Small Cap Fund.......      $(4,377,162)       $ 4,379,858     $   (2,696)
Growth Fund..........      (25,974,256)         1,025,195      24,949,061
Strategic Theme
Fund.................            50,546         6,626,909     (6,677,455)

6. OTHER

  On March 10, 2000, the Phoenix-Seneca Strategic Theme Fund ("Strategic Theme") acquired all of the net assets of the Phoenix-Seneca Mid Cap Fund ("Mid Cap") pursuant to an Agreement and Plan of Reorganization approved by Mid Cap shareholders on February 25, 2000. The acquisition was accomplished by a tax-free exchange of 19,654,306 Class A shares of Strategic Theme and 1,280,671 Class B shares of Strategic Theme (valued at $510,230,512 and $31,929,692, respectively) for 18,014,460 Class A shares of Mid Cap and 1,214,380 Class B shares of Mid Cap outstanding on March 10, 2000. Mid Cap's net assets at that date of $542,160,204, including $217,805,454 of unrealized appreciation or depreciation were combined with those of Strategic Theme. The aggregate net assets of Strategic Theme immediately after the merger were $902,270,416.

  On May 12, 2000, the Phoenix-Seneca Equity Opportunities Fund ("Equity Opportunities") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund ("Growth") in a tax-free reorganization in exchange for shares of Equity Opportunities pursuant to a plan of reorganization approved by the Growth shareholders on April 28, 2000. The number and value of shares issued by Equity Opportunities were in amounts equal to the number and value of shares held by Growth shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in the Statement of Changes in Net Assets. Net assets of Equity Opportunities and Growth as of the reorganization date were $231,161,159 and $104,692,400, including net unrealized appreciation of $45,778,932 and $18,227,318, respectively. Total net assets after the reorganization were $335,853,559.

  For financial reporting purposes the historical results of Growth Fund will survive. Concurrent with the reorganization Equity Opportunities was renamed to Seneca Growth.

7. SUBSEQUENT EVENT

  On June 7, 2001, the Phoenix-Engemann Small Cap Fund, a series of the Trust, held a special meeting of shareholders to vote on an agreement and plan of reorganization under which the Phoenix-Engemann Small Cap Fund will be combined with the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of the Phoenix-Engemann Funds, with a contemplated effective date of June 15, 2001.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended April 30, 2001, the funds designate the following amounts as long-term capital gains dividends:

Small Cap Fund...........................  $35,623,555
Growth Fund..............................   43,172,034
Strategic Theme Fund.....................   48,368,397

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]
To the Trustees and Shareholders of
Phoenix-Strategic Equity Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund (constituting the Phoenix Strategic Equity Series Fund, hereafter referred to as the "Trust") at April 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2001

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

A Special meeting of Shareholders of The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund was held on June 7, 2001 to approve the following matter:

    To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated December 27, 2000, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Phoenix-Engemann Small Cap Fund to the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds, in exchange solely for shares of the corresponding class of the Phoenix-Engemann Small & Mid-Cap Growth Fund and the assumption by the Phoenix-Engemann Small & Mid-Cap Growth Fund of all known liabilities of the Phoenix-Engemann Small Cap Fund and (b) the distribution of the shares of the Phoenix-Engemann Small & Mid-Cap Growth Fund so received to shareholders of the Phoenix-Engemann Small Cap Fund in complete liquidation of the Phoenix-Engemann Small Cap Fund.
On the record date for this meeting, there were 187,168,977 shares outstanding and 50.91% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                                FOR           AGAINST         ABSTAIN
                                          ---------------  --------------  --------------
1.  Approve Agreement and Plan of
  Reorganization                               88,519,749       2,181,159       4,588,683

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Malcolm Axon, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

Mutual Fund Services              1-800-243-1574
Advisor Consulting Group          1-800-243-4361
Text Telephone                    1-800-243-1926
Web site               www.phoenixinvestments.com

      PHOENIX EQUITY PLANNING CORPORATION
      PO Box 150480
      Hartford CT 06115-0480                                 | PRSRT STD  |
                                                             |U.S. POSTAGE|
                                                             |    PAID    |
                                                             |   ANDREW   |
                                                             | ASSOCIATES |

[LOGO]PHOENIX
      INVESTMENT PARTNERS


      For more information about
      Phoenix mutual funds, please call
      your financial representative or
      contact us at 1-800-243-4361 or
      www.phoenixinvestments.com.








      PXP 744 (6/01)